Exhibit 99.1

Investor Relations Contact:

Elias Nader, interim CFO

Sigma Designs, Inc.

Tel: (408) 957-9847

IR@sigmadesigns.com

For Immediate Release

SIGMA DESIGNS, INC. REPORTS SECOND QUARTER

FISCAL 2014 RESULTS

Non-GAAP Net Income of $2.0M or $0.06 EPS achieved in the quarter

MILPITAS, CA, September 4, 2013 — Sigma Designs®, Inc. (NASDAQ: SIGM), a leader in connected media platforms, today reported financial results and business highlights for its second fiscal quarter of fiscal year 2014 ended August 3, 2013.

Net revenues for the second quarter of fiscal 2014 were $53.8 million, up $1.3 million, or 2.5%, from $52.5 million reported in the previous quarter and down $14.5 million, or 21.2%, from $68.3 million reported for the same period last year.

GAAP net loss for the second quarter of fiscal 2014 was $4.8 million, or a net loss of $0.14 per diluted share. This compares to GAAP net loss of $4.5 million, or net loss of $0.13 per diluted share, for the previous quarter and GAAP net loss of $13.4 million, or a net loss of $0.41 per diluted share, for the same period last year.

Non-GAAP net income for the second quarter of fiscal 2014 was $2.0 million, or $0.06 per diluted share. This compares to non-GAAP net income of $0.3 million, or $0.01 per diluted share, for the previous quarter and non-GAAP net loss of $4.0 million, or $0.12 per diluted share, during the same period last year. The reconciliation between GAAP and non-GAAP net income (loss) for all referenced periods is provided in a table immediately following the GAAP financial tables below.

Management Comment

“We are very pleased about reaching non-GAAP profitability for the second consecutive quarter. Our Financial results were all positive, with an increase in revenues and gross margin, a decrease in operating expenses, positive pro-forma net income and positive net cash flow. We remain focused on sustaining our non-GAAP profitability in fiscal year 2014 as well as achieving profitable revenue growth throughout the remainder of the fiscal year,” said Thinh Tran, President and CEO of Sigma Designs.

“Moving into the third quarter of fiscal 2014, we believe revenue will be in the range of $54.0 to $58.0 million,” Mr. Tran continued. “We expect to see revenue increases in most of our target markets along with a steady non-GAAP gross margin between a range of 52% to 54% in the quarter. In addition, we expect our non-GAAP operating expenses in the third quarter of fiscal 2014 to trend lower than the second quarter of fiscal 2014," said Mr. Tran.

Recent Highlights

●	We announced that YES, an Israeli satellite provider, has chosen Sigma Designs HomePlugAV solution with Clear Path™ to help strengthen their video-on-demand and multi-room customer solutions.

●

We began sampling our next generation SoC chipsets for the set-top box market, which will offer a dramatic increase in performance and is set for public demonstration at the upcoming IFA tradeshow in Germany.

●	We achieved a milestone in home connectivity, having shipped our 40 millionth HomePNA chipset.

●	We achieved HomeGrid certification for our second generation G.hn chipset, validating the quality of our solution.

Investor Conference Call

The conference call relating to Sigma’s second quarter fiscal year 2014 financial results will take place following this announcement at 5:00 PM ET today, September 4, 2013. Investors will have the opportunity to listen live to the conference call via the Internet through www.sigmadesigns.com/IR or www.earnings.com. Institutional investors can access the call via Thomson StreetEvents at www.streetevents.com.  To listen to the live call, please go to the website at least 10 minutes early to register and download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call via the internet through www.sigmadesigns.com/IR or www.earnings.com. The audio replay will be available for one week after the call.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Sigma reports non-GAAP net income (loss), which excludes amortization of acquired intangibles, stock-based compensation, the mark-up on purchased inventory sold during the period, acquisition-related expenses, restructuring charges, impairment of pre-production purchased IP and design tools, impairment of purchased IP and mask sets used in production, the gain on the sale of an R&D development project to a third party and the gain upon acquisition of the DTV business that Sigma recognized in accordance with GAAP. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. While the Company has historically not presented its non-GAAP tax provision in this manner, it believes this approach will enhance the ability of investors to understand the Company’s actual tax expense on its current operations and provide improved modeling accuracy for analysts and investors. The Company intends to report its non-GAAP tax provision in this manner in future periods. Prior periods included in this release have been updated to reflect this new methodology. Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Sigma, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Sigma facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of Sigma’s activities. Sigma’s non-GAAP net income (loss) is not prepared in accordance with GAAP, is not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about sustaining non-GAAP profitability in fiscal year 2014 as well as achieving profitable revenue growth throughout the remainder of the fiscal year, our expectation to see revenue increases in most of our target markets and our estimated financial results for the third fiscal quarter of fiscal 2014, including our estimated revenue, non-GAAP gross margins and non-GAAP operating expenses for the third fiscal quarter.  Actual results may vary materially due to a number of factors including, but not limited to, the risk that, upon completion of further closing procedures and audit, the financial results for the second quarter of fiscal 2014 are different than the results set forth in this press release, general economic conditions, the ability to recognize the anticipated savings from our restructuring efforts, the rate of growth of the Set-Top Box, home networking, digital TV, and home control and energy management markets in general, the ramp in demand from Sigma’s set-top box, television and telecommunication customers, Sigma’s ability to deploy and achieve market acceptance for Sigma products,  and the risk that such products will not gain widespread acceptance, or will be rendered obsolete, by product offerings of competitors or by alternative technologies, and other risks detailed from time to time in Sigma’s SEC reports, including Sigma’s report on Form 10-Q as filed with the SEC on June 13, 2013.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Sigma undertakes no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Sigma Designs, Inc.

Sigma Designs, Inc. (NASDAQ: SIGM) is a leader in connected media platforms.  The company designs and builds the essential semiconductor technologies that serve as the foundation for the world’s leading IPTV set-top boxes, connected televisions, connected media players, residential gateways, home control systems and more.  For more information about Sigma Designs, please visit www.sigmadesigns.com.

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SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(GAAP)

(In thousands)

	August 3,	February 2,
	2013	2013
Assets

Current Assets:
Cash and cash equivalents	$57,141	$51,218
Short-term marketable securities	14,654	17,455
Restricted cash	1,771	1,769
Accounts receivable, net	39,034	21,648
Inventory	20,028	24,929
Deferred tax assets	4,904	5,868
Prepaid expenses and other current assets	10,207	13,578
Total current assets	147,739	136,465

Long-term marketable securities	17,090	14,253
Software, equipment and leasehold improvements, net	17,225	17,106
Intangible assets, net	34,389	36,573
Deferred tax assets, net of current portion	499	2,681
Long-term investments and notes receivable, net of current portion	6,442	8,943
Other non-current assets	4,834	4,810

Total assets	$228,218	$220,831

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$22,877	$11,046
Accrued compensation and related benefits	7,212	10,070
Accrued liabilities	20,910	18,721
Total current liabilities	50,999	39,837

Other long-term liabilities	19,875	18,976
Total liabilities	70,874	58,813

Shareholders’ equity	157,344	162,018

Total liabilities and shareholders' equity	$228,218	$220,831

SIGMA DESIGNS, INC

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(GAAP)

(In thousands, except per share data)

	Three months ended			Six months ended
	August 3, 2013	May 4, 2013	July 28, 2012	August 3, 2013	July 28, 2012

Net revenue	$53,762	$52,540	$68,251	$106,302	$108,509
Cost of revenue	25,696	25,594	37,671	51,290	56,834
Gross profit	28,066	26,946	30,580	55,012	51,675
Gross margin percent	52.2%	51.3%	44.8%	51.8%	47.6%

Operating expenses:
Research and development	18,769	20,204	27,975	38,973	49,764
Sales and marketing	5,527	5,682	7,795	11,209	14,683
General and administrative	4,937	4,762	9,489	9,699	15,868
Gain on acquisition	-	-	(1,417)	-	(1,417)
Restructuring charges	680	210	-	890	-
Impairment of IP, mask sets and design tools	-	188	-	188	-
Total operating expenses	29,913	31,046	43,842	60,959	78,898

Loss from operations	(1,847)	(4,100)	(13,262)	(5,947)	(27,223)
Gain on sale of development project	-	1,079	-	1,079	-
Interest and other income, net	121	691	242	812	733

Loss before income taxes	(1,726)	(2,330)	(13,020)	(4,056)	(26,490)
Provision for income taxes	3,065	2,203	398	5,268	630

Net loss	$(4,791)	$(4,533)	$(13,418)	$(9,324)	$(27,120)

Net loss per share:
Basic	$(0.14)	$(0.13)	$(0.41)	$(0.27)	$(0.83)
Diluted	$(0.14)	$(0.13)	$(0.41)	$(0.27)	$(0.83)

Shares used in computing net loss per share:
Basic	34,118	33,912	33,052	34,029	32,857
Diluted	34,118	33,912	33,052	34,029	32,857

SIGMA DESIGNS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)
(Unaudited)
(In thousands, except per share data)

	Three months ended			Six months ended
	August 3,	May 4,	July 28,	August 3,	July 28,
	2013	2013	2012	2013	2012
GAAP net loss	$(4,791)	$(4,533)	$(13,418)	$(9,324)	$(27,120)

Items reconciling GAAP net loss to non-GAAP net income (loss):

Stock-based compensation expenses	1,686	2,033	2,751	3,719	5,577

Amortization of acquired intangibles	1,783	1,815	1,984	3,598	3,873

Impairment of purchased IP, mask sets and designs tools	-	188	-	188	-

Restructuring charges, net	680	243	-	923	-

Mark-up on inventory acquired in business combinations sold during the period	176	260	2,529	436	2,529

Realized gain on sale of development project	-	(1,079)	-	(1,079)	-

Gain on acquisition	-	-	(1,417)	-	(1,417)

Facility exit legal expenses	288	-	-	288	-

Acquisition expenses	-	-	3,493	-	3,962

Income tax adjustments	2,222	1,343	80	3,565	(127)

Total GAAP to Non-GAAP adjustments	6,835	4,803	9,420	11,638	14,397

Non-GAAP net income (loss)	$2,044	$270	$(3,998)	$2,314	$(12,723)

Diluted net income (loss) per share	$0.06	$0.01	$(0.12)	$0.07	$(0.39)

Shares used in calculating diluted net income (loss) per share:	34,135	33,937	33,052	34,036	32,857

Diluted net income (loss) per share:

Diluted GAAP net loss per share	$(0.14)	$(0.13)	$(0.41)	$(0.27)	$(0.83)

Diluted GAAP to non-GAAP adjustments	0.20	$0.14	0.29	$0.34	$0.44

Diluted Non-GAAP net income (loss) per share	$0.06	$0.01	$(0.12)	$0.07	$(0.39)

Reconciliation of shares used in calculating non-GAAP net income (loss) per share:

Shares used in calculating basic net income (loss) per share	34,118	33,912	33,052	34,029	32,857

Adjustment for dilutive securities	17	25	-	7	-

Non-GAAP shares used in calculating diluted net income (loss) per share	34,135	33,937	33,052	34,036	32,857

SIGMA DESIGNS, INC.
SECHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(Unaudited)
(In thousands, except per share data)

The following schedule reconciles selected line items from the GAAP basic statements of operations to non-GAAP statements of operations:

	Three months ended			Six months ended
	August 3,	May 4,	July 28,	August 3,	July 28,
	2013	2013	2012	2013	2012
GROSS PROFIT:

GAAP gross profit	$28,066	$26,946	$30,580	$55,012	$51,675
Stock-based compensation expenses	67	83	133	150	250
Amortization of acquired intangibles	1,403	1,435	1,590	2,838	3,085
Impairment of purchased IP, mask sets and designs tools	-	-	-	-	-
Restructuring charges, net	-	33	-	33	-
Mark-up on inventory acquired in business combinations sold during the period	176	260	2,529	436	2,529
Non-GAAP gross profit	$29,712	$28,757	$34,832	$58,469	$57,539

OPERATING EXPENSES:

GAAP operating expenses	$29,913	$31,046	$43,842	$60,959	$78,898
Stock-based compensation expenses	(1,619)	(1,950)	(2,618)	(3,569)	(5,327)
Amortization of acquired intangibles	(380)	(380)	(394)	(760)	(788)
Impairment of purchased IP, mask sets and designs tools	-	(188)	-	(188)	-
Restructuring charges, net	(680)	(210)	-	(890)	-
Gain on acquisition	-	-	1,417	-	1,417
Facility exit legal expenses	(288)	-	-	(288)	-
Acquisition expenses	-	-	(3,493)	-	(3,962)
Non-GAAP operating expenses	$26,946	$28,318	$38,754	$55,264	$70,238

INCOME TAX EXPENSE:

GAAP income tax expenses	$3,065	$2,203	398	$5,268	$630
Income tax adjustments	(2,222)	(1,343)	(80)	(3,565)	127
Non-GAAP income tax expenses	$843	$860	$318	$1,703	$757

RESEARCH AND DEVELOPMENT:

GAAP research and development	$18,769	$20,204	$27,975	$38,973	$49,764
Stock-based compensation expenses	(853)	(1,090)	(1,508)	(1,943)	(2,971)
Amortization of acquired intangibles	(33)	(33)	(33)	(66)	(66)
Acquisition expenses	-	-	(1,455)	-	(1,455)
Non-GAAP research and development	$17,883	$19,081	$24,979	$36,964	$45,272

SALES AND MARKETING:

GAAP sales and marketing	$5,527	$5,682	$7,795	$11,209	$14,683
Stock-based compensation expenses	(315)	(349)	(483)	(664)	(955)
Amortization of acquired intangibles	(347)	(347)	(361)	(694)	(722)
Acquisition expenses	-	-	(257)	-	(257)
Non-GAAP sales and marketing	$4,865	$4,986	$6,694	$9,851	$12,749

GENERAL AND ADMINISTRATIVE:

GAAP general and administrative	$4,937	$4,762	$9,489	$9,699	$15,868
Stock-based compensation expenses	(451)	(511)	(627)	(962)	(1,401)
Acquisition expenses	-	-	(1,781)	-	(2,250)
Facility exit legal expenses	(288)	-	-	(288)	-
Non-GAAP general and administrative	$4,198	$4,251	$7,081	$8,449	$12,217